Restricted cash	12 Months Ended
Jun. 30, 2025
Restricted Cash
Restricted cash

16. Restricted cash

	Year Ended June 30
(US dollars in thousands)	2025	2024	2023
Bank guarantee security deposit	191	292	608

At June 30, 2025, there is a total of $0.2 million (June 30, 2024, $0.3 million; June 30, 2023, $0.6 million) of cash which is subject to restriction as security for bank guarantees provided to customers in support of performance obligations under power services contracts.